UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 26, 2007

Date of Report (Date of earliest event reported)

2020 CHINACAP ACQUIRCO, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33799	20-5500605
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Surfmax Corporation

221 Boston Post Road East

Suite 410

Marlborough, Massachusetts 01752

(Address of principal executive offices) (Zip Code)

(508) 624-4948

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01.	Other Events

On November 26, 2007, 2020 Chinacap Acquirco, Inc. issued a press release announcing that the underwriters of its initial public offering have exercised their over-allotment option to the extent of 1,125,000 units. Each unit consists of one share of common stock and one warrant. The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated November 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2020 CHINACAP ACQUIRCO, INC.

Date: November 26, 2007	By:	/s/ Louis Koo
	Name:	Louis Koo
	Title:	Vice Chairman and Chief Financial Officer